EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICERPURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Reve Technologies, Inc. for the fiscal quarter ending September 30, 2014, I, Tamio Stehrenberger, Chief Executive Officer of Reve Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2014, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2014, fairly presents, in all material respects, the financial condition and results of operations of Reve Technologies, Inc.

Dated: November 13, 2014	By:	/s/ Tamio Stehrenberger
Tamio Stehrenberger
President, Principle Executive Officer, Principle Financial Officer and Director